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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      February 24, 2006 (February 24, 2006)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-23317                  06-1411336
-------------------------- ---------------------------- ------------------------
 (State of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification Number)

                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)


                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.      FINANCIAL INFORMATION

Item 2.02.      Results of Operations and Financial Condition

On February 24, 2006, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the fourth quarter and full year ended December 31, 2005.

A copy of the Company's press release is attached hereto as Exhibit 99.1.



SECTION 8.      OTHER EVENTS

Item 8.01.      Other Events

On February 24, 2006, as part of the Company's disclosure regarding financial results for the fourth quarter and full year ended December 31, 2005, the Company provided financial guidance for fiscal 2006. Details of this guidance are included in the press release attached hereto as Exhibit 99.1.


SECTION 9.      FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits.

(c)     Exhibits

Exhibit Number  Description
--------------  --------------------------------------------------------------

     99.1       Press Release issued by Gene Logic Inc. dated February 24, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Gene Logic Inc.


                                              By:  /s/ Philip L. Rohrer Jr.
                                                   ------------------------
                                                       Philip L. Rohrer, Jr.
                                                       Chief Financial Officer


Dated:  February 24, 2006

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                                  EXHIBIT INDEX


Exhibit Number  Description
--------------  --------------------------------------------------------------

     99.1       Press Release issued by Gene Logic Inc. dated February 24, 2006.